UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2015
_____________________
SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Sabre Corporation (referred to as “we” and “our”) previously disclosed on August 4, 2015 that we had been made aware of a cybersecurity incident involving several servers managed by a third party and that we were conducting an investigation with respect to this incident. Our investigation has concluded, and our review found no loss of traveler data, including no unauthorized access to or acquisition of sensitive protected information, such as payment card data or personally identifiable information.

We assume no obligation and expressly disclaim any duty to update related hereto except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: December 2, 2015	By:	/s/ Rachel Gonzalez
	Name:	Rachel Gonzalez
	Title:	Executive Vice President and General Counsel